                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 15, 2002.
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                 Oakwood Mortgage Investors Inc OMI Trust 2001-E
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               (Exact name of registrant as specified in charter)

     North Carolina                     333-72621-09           applied for
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(State or other jurisdiction            (Commission           (IRS Employer
     of incorporation)                  File Number)       Identification No.)

c/o JPMorgan Chase
Attention: Craig Kantor
450 West 33/rd/ Street 14/th/ floor
New York, NY                                                10001
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(Address of principal executive offices)                  (Zip Code)

        Registrant's telephone number, including area code (212) 946-3651
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         (Former name or former address, if changed since last report.)

                                OMI Trust 2001-E

                                    Form 8-K

Item 1.      Changes in Control of Registrant.

             Not Applicable.

Item 2.      Acquisition or Disposition of Assets.

             Not Applicable.

Item 3.      Bankruptcy or Receivership.

             Not Applicable.

Item 4.      Changes in Registrant's Certifying Accountant.

             Not Applicable.

Item 5.      Other Events.

         OMI Trust 2001-E (the "Trust"), the issuer of the Oakwood Mortgage Investors, Inc. Manufactured Housing Contract Senior/Subordinated Pass-Through Certificates, Series 2001-E (the "Certificates"), makes monthly distributions to holders of the Certificates. The latest distribution was made on June 15, 2002. Oakwood Acceptance Corporation, LLC, as Servicer for the Trust, has prepared a monthly Remittance Report and delivered it to the Trustee.

Remittance Report.................................Exhibit 20.1

Item 6.  Resignations of Registrant's Directors.

                  Not Applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  Exhibits

                  20.1 Monthly Remittance Report relating to the Distribution Date occurring on June 15, 2002.

Item 8.  Change in Fiscal Year.

                  Not Applicable.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       OMI TRUST 2001-E, Registrant

                                       By:  Oakwood Acceptance Corporation, LLC,
                                       as servicer
June 23, 2002
                                                 Douglas R. Muir
                                                 Vice President

                                INDEX OF EXHIBITS

                                                            Page of Sequentially
                                                               Numbered Pages

20.1  Monthly Remittance Report relating to Distribution
      Date occurring on June 15, 2002 .........................................